HANSEN, BARNETT & MAXWELL
A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANTS


       Member of AICPA Division of Firms
               Member of SECPS
Member of Summit International Associates, Inc.


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Arena Resources, Inc.

As independent certified public accountants, we hereby consent to the use of our report dated September 6, 2000, with respect to the financial statements of Arena Resources, Inc. included in this Registration Statement on Form SB-1, and consent to the use of our name in the "Experts" section of this Registration Statement.

/s/HANSEN, BARNETT & MAXWELL
----------------------------
   HANSEN, BARNETT & MAXWELL
   Salt Lake City, Utah
   December 27, 2000